                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K/A
                               Amendment No. 1

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): February 4, 1997 (November
                                  21, 1996)


                        VOLUNTEER CAPITAL CORPORATION
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                    Tennessee                                      1-8766                       62-0854056
------------------------------------------------           ------------------------      ---------------------
  (State or other jurisdiction of incorporation)           (Commission File Number)          (I.R.S. Employer
                                                                                           Identification No.)

   3401 West End Avenue, Suite 260, P.O. Box 24300,
              Nashville, Tennessee                                                               37202
--------------------------------------------------------------------                     ---------------------
             (Address of principal executive offices)                                          (Zip Code)



      Registrant's telephone number, including area code: (615) 269-1900


                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

         This amendment to the Registrant's Current Report on Form 8-K amends
Item 7 to add the pro forma financial statement information required to be filed.

Item 2.  Acquisition or Disposition of Assets.

         On November 21, 1996, Volunteer Capital Corporation (the "Company") consummated the previously reported sale of substantially all of the assets of its Wendy's division to Wendy's International, Inc., pursuant to an Asset Purchase Agreement. The proceeds from the sale totaled approximately $28 million.

         Approximately $12.5 million of such amounts was used to repay the amounts outstanding under the Company's line of credit, and the balance (after payment of expenses) will be used to fund a significant portion of its commitments for capital expenditures for J. Alexander's restaurants currently under development.


Item 7.  Financial Statements and Exhibits.

(a)      Exhibits

         99   Press Release (previously filed)

(b)      Pro Forma Financial Information

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VOLUNTEER CAPITAL CORPORATION



Date: February 4, 1997                  By: /s/  R. Gregory Lewis
                                           ---------------------------
                                                 R. Gregory Lewis
                                                 Vice President/Chief
                                                 Financial Officer

                  INDEX TO PRO FORMA CONSOLIDATED CONDENSED
                             FINANCIAL STATEMENTS


Introduction

Pro forma consolidated condensed balance sheet at September 29, 1996

Pro forma consolidated statement of income for the nine months ended September 29, 1996

Pro forma consolidated statement of income for the year ended December 31, 1995

Notes to pro forma consolidated condensed financial statements

VOLUNTEER CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

         The following unaudited pro forma consolidated condensed balance sheet as of September 29, 1996, and the pro forma consolidated statements of income for the year ended December 31, 1995 and the nine months ended September 29, 1996 give effect to the disposition by the Company of its Wendy's restaurant operations.

         The pro forma statements have been prepared by Volunteer Capital Corporation management based on the historical financial statements of Volunteer Capital Corporation and subsidiaries, giving effect to the assumptions and adjustments in the accompanying notes to the pro forma consolidated condensed financial statements, as if the disposition had occurred, for purposes of the unaudited pro forma consolidated statements of income, on January 2, 1995, and for purposes of the unaudited consolidated condensed balance sheet, on September 29, 1996. The unaudited pro forma statements presented are for informational purposes only and do not purport to represent what Volunteer Capital Corporation's financial position as of September 29, 1996 or results of operations for the fiscal year ended December 31, 1995, or the nine months ended September 29, 1996 would have been had the disposition actually occurred on the date or at the beginning of the period indicated, or to project
Volunteer Capital Corporation's financial position or results of operations for any future date or period. The pro forma adjustments are based upon available information and upon certain assumptions that the Company's management believes are reasonable in the circumstances. The pro forma financial information should be read in conjunction with the December 31, 1995 audited consolidated financial statements and the September 29, 1996 consolidated condensed financial statements of Volunteer Capital Corporation.

VOLUNTEER CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
SEPTEMBER 29, 1996
(UNAUDITED IN THOUSANDS)

                                                                                   PRO FORMA          PRO FORMA
                                                              AS REPORTED        ADJUSTMENTS(A)       BALANCES(A)
                                                              -----------        --------------       -----------
                        ASSETS

CURRENT ASSETS
     Cash and cash equivalents.......................          $ 1,847               $ 13,841 (B)      $15,688
     Deferred income taxes...........................            4,314                 (3,168)(C)        1,146
     Net assets held for disposal....................           17,320                   (582)(B)            -
                                                                                      (16,738)(C)
     Other current assets............................              887                      -              887
                                                               -------               --------          -------
         TOTAL CURRENT ASSETS........................           24,368                 (6,647)          17,721

OTHER ASSETS.........................................            1,205                      -            1,205

PROPERTY AND EQUIPMENT, at cost, less
     allowances for depreciation and
     amortization of $3,913..........................           41,329                      -           41,329

DEFERRED INCOME TAXES................................              728                      -              728

DEFERRED CHARGES, less amortization..................            2,797                   (384)(C)        2,413
                                                               -------               --------          -------

                                                               $70,427               $ (7,031)         $63,396
                                                               =======               ========          =======


LIABILITIES AND STOCKHOLDERS' EQUITY

ACCOUNTS PAYABLE AND OTHER
     CURRENT LIABILITIES.............................          $ 9,449               $ (3,596)(B)      $ 5,853

LONG-TERM DEBT AND OBLIGATIONS
     UNDER CAPITAL LEASES, net of portion
     classified as current...........................           25,926                 (9,982)(B)       15,944

DEFERRED COMPENSATION AND
     OTHER DEFERRED CREDITS..........................              602                      -              602

STOCKHOLDERS' EQUITY
     Common Stock....................................              266                      -              266
     Preferred Stock.................................                -                      -                -
     Additional paid-in capital......................           29,471                      -           29,471
     Retained earnings...............................            5,741                  6,547(C)        12,288
                                                               -------               --------           ------
                                                                35,478                  6,547           42,025
     Note receivable - Employee Stock
         Ownership Plan..............................           (1,028)                     -           (1,028)
                                                               -------               --------          -------
         TOTAL STOCKHOLDERS' EQUITY..................           34,450                  6,547           40,997
                                                               -------               --------          -------

                                                               $70,427               $ (7,031)         $63,396
                                                               =======               ========          =======

See notes to pro forma consolidated condensed financial statements.

VOLUNTEER CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 29, 1996
(UNAUDITED IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                               PRO FORMA        PRO FORMA
                                                            AS REPORTED      ADJUSTMENTS(A)     RESULTS(A)
                                                            -----------      --------------     ----------

Net sales .............................................       $ 70,640        $(41,051)(D)       $ 29,589

Costs and expenses:
     Cost of sales ....................................         24,687         (14,383)(D)         10,304
     Restaurant labor and related costs ...............         21,053         (11,883)(D)          9,170
     Depreciation and amortization of
         restaurant property and
         equipment ....................................          2,360          (1,074)(D)          1,286
     Royalties ........................................          1,643          (1,643)(D)           --
     Other operating expenses .........................         11,060          (6,007)(D)          5,053
                                                              --------        --------           --------
         Total restaurant operating expenses ..........         60,803         (34,990)            25,813
                                                              --------        --------           --------
Income from restaurant operations .....................          9,837          (6,061)             3,776
General and administrative expenses ...................          6,268          (2,274)(E)          3,994
Wendy's disposition costs .............................            542            (542)(F)           --
                                                              --------        --------           --------
Operating income (loss) ...............................          3,027          (3,245)              (218)
                                                              --------        --------           --------
Other income (expense):
     Interest expense .................................         (1,220)            530 (G)           (690)
     Interest income ..................................             34             (21)(H)             13
     Other, net .......................................              7              63 (H)             70
                                                              --------        --------           --------
         Total other income (expense) .................         (1,179)            572               (607)
                                                              --------        --------           --------

Income (loss) before income taxes .....................          1,848          (2,673)              (825)
Income tax provision (benefit) ........................            647          (1,016)(I)           (369)
                                                              --------        --------           --------
Net income (loss) .....................................       $  1,201        $ (1,657)          $   (456)
                                                              ========        ========           ========

Earnings (loss) per share:
     Primary ..........................................       $    .22                           $   (.09)
                                                              ========                           ========

     Fully diluted ....................................       $    .22                           $   (.09)
                                                              ========                           ========

Weighted average number of shares:
     Primary ..........................................          5,469                              5,297
                                                              ========                           ========

     Fully diluted ....................................          5,469                              5,297
                                                              ========                           ========


See notes to pro forma consolidated condensed financial statements.

VOLUNTEER CAPITAL CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1995
(UNAUDITED IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                               PRO FORMA        PRO FORMA
                                                            AS REPORTED(L)   ADJUSTMENTS(A)     RESULTS(A)
                                                            --------------   --------------     ----------
Net sales .............................................       $ 79,288        $(53,694)(D)       $ 25,594

Costs and expenses:
     Cost of sales ....................................         27,707         (18,612)(D)          9,095
     Restaurant labor and related costs ...............         23,155         (15,407)(D)          7,748
     Depreciation and amortization of
         restaurant property and
         equipment ....................................          2,940          (1,907)(D)          1,033
     Royalties ........................................          2,149          (2,149)(D)           --
     Other operating expenses .........................         11,626          (7,527)(D)          4,099
                                                              --------        --------           --------
         Total restaurant operating expenses ..........         67,577         (45,602)            21,975
                                                                              --------           --------
Income from restaurant operations .....................         11,711          (8,092)             3,619
General and administrative expenses ...................          7,436          (3,150)(E)          4,286
                                                              --------        --------           --------
Operating income (loss) ...............................          4,275          (4,942)              (667)
                                                              --------        --------           --------
Other income (expense):
     Interest expense .................................         (1,416)            375 (G)         (1,041)
     Interest income ..................................            579             (24)(H)            555
     Other, net .......................................             20              98 (H)            118
                                                              --------        --------           --------
         Total other income (expense) .................           (817)            449               (368)
                                                              --------        --------           --------

Income (loss) before income taxes .....................          3,458          (4,493)            (1,035)
Income tax benefit ....................................          1,558           1,707 (I)          3,265
                                                              --------        --------           --------
Net income ............................................       $  5,016        $ (2,786)          $  2,230
                                                              ========        ========           ========

Earnings per share:
     Primary ..........................................       $    .92                           $    .41
                                                              ========                           ========

     Fully diluted ....................................       $    .92                           $    .41
                                                              ========                           ========

Weighted average number of shares:
     Primary ..........................................          5,478                              5,478
                                                              ========                           ========

     Fully diluted ....................................          5,479                              5,479
                                                              ========                           ========


See notes to pro forma consolidated condensed financial statements.

VOLUNTEER CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(UNAUDITED IN THOUSANDS)

(A) On November 21, 1996, the Company completed the sale of 52 of its 58 Wendy's restaurants to Wendy's International, Inc. for $28.3 million in cash plus the assumption of certain capitalized lease obligations and long-term debt. The Company has entered into a contract with Wendy's International, Inc. for the sale of one additional restaurant for a cash selling price of $300,000 and the remaining five restaurants have been or will be disposed of by the Company in unrelated transactions.

      Pro forma information has been presented on a combined basis for the transactions described above.


(B)   Net proceeds assumed upon completion of the disposition are as follows:

      Cash sales price....................................................................        $ 29,140

      Reimbursement for or realization of inventories and prepaid expenses and other current assets classified as Net assets
         held for disposal................................................................             582

      Less payment of liabilities:
         Accounts payable and other current liabilities...................................          (3,596)
         Balance on line of credit and other long-term debt...............................          (9,982)

      Expenses related to sale............................................................          (1,458)

      Income taxes payable................................................................            (845)
                                                                                                  --------

      Net cash proceeds...................................................................        $ 13,841
                                                                                                  ========


(C)   Net gain assumed from the disposition is as follows:

      Cash sales price....................................................................        $ 29,140

      Items included in Net assets held for disposal:
         Net book value of property and equipment...............................  $(19,202)
         Long-term debt and capital lease obligations
             assumed by purchaser...............................................     2,464         (16,738)
                                                                                  --------

      Deduct:
         Deferred charges.................................................................            (384)
         Expenses related to sale.........................................................          (1,458)
         Income Taxes:         Payable..........................................      (845)
                               Deferred.........................................    (3,168)         (4,013)
                                                                                   -------        --------

      Net gain............................................................................        $  6,547
                                                                                                  ========

(D) Elimination of the net sales and restaurant costs and expenses of the Wendy's operations.


(E) Elimination of general and administrative expenses directly identifiable with the Wendy's operations.


(F) Elimination of expenses previously accrued in connection with the Wendy's disposition as if the sale had occurred at the beginning of the period.


(G) Interest expense has been adjusted to reflect reductions due to the assumed retirement and assumption of debt in connection with the disposition of assets.


(H) Elimination of interest income and miscellaneous expense items directly attributable to the Wendy's operations.


(I)   Provision for income taxes at statutory rate.


(J) Interest income on the proceeds of the disposition has not been included in the pro forma consolidated statements of income. Interest income on the proceeds would have been approximately $1,191 and $733 for the year ended December 31,1995 and the nine months ended September 29, 1996, respectively, had the disposition occurred at the beginning of the period and the proceeds been invested at an assumed annual interest rate of 5%.


(K) The pro forma consolidated statements of income have not been adjusted for the estimated net gain from the disposition of the Wendy's operations.


(L) Certain reclassifications have been made in the consolidated statement of income for the year ended December 31, 1995 to conform to the 1996 presentation.